Exhibit 3.1

[SEAL]	ROSS MILLER
Secretary of State
206 North Carson Street	In the office of	Document Number
Carson City, Nevada 89701-4299		20080447832-08
(775) 684 5708	ROSS MILLER	Filing Date and Time
Website: secretaryofstate.biz	Ross Miller	07/03/2008 10:53 AM
	Secretary of State	Entity Number
	State of Nevada	E0422212008-7
Articles of Incorporation
(PURSUANT TO NRS 78)

1.	Name of Corporation:	MultiPlayer Online Dragon, Inc.

2.	Resident Agent	Business Filings Incorporated
Name and Street Address:	Name
(must be a Nevada address	6100 Neil Road, Suite 500	Reno	Nevada	89511
where process may be	(MANDATORY) Physical Street Address	City	State	Zip Code
served)
(OPTIONAL) Mailing Address	City	State	Zip Code

3.	Shares:
(number of shares	Number of shares	Number of shares
corporation is	with par value:	75,000,000	Par value:	$0.0001	without par value:
authorized to issue

4.	Name & Addresses	1.	Yuankun Deng
Of the Board of	Name
Directors/Trustees:	3-9 Qianbolilou Chunliujie, Shabekouqu	Dalian	China
(attach additional page	Street Address	City	State	Zip Code
there is more than 3	2.
directors/trustees)	Name

Street Address	City	State	Zip Code
3.
Name

Street Address	City	State	Zip Code

5.	Purpose:	The purpose of this Corporation shall be:
(optional - see instructions)	To engage in any lawful act or activity for which a corporation may be organized under Chapter 78 of NRS.

6.	Names, Address	Business Filings Incorporated, Mark Williams, A.V.P.	MARK WILLIAMS
and Signature of	Name	Signature
Incorporator:	8040 Excelsior Drive, Suite 200	Madison	WI	53717
(attach additional page	Address	City	State	Zip Code
there is more than 1
incorporator)

7.	Certificate of Acceptance
of Appointment of	MARK WILLIAMS	July 3, 2008
Resident Agent:	Authorized Signature of R. A. or On Behalf of R. A. Company	Date
This form, must be accompanied by appropriate fees.

STATE OF NEVADA

ROSS MILLER
Secretary of State

OFFICE OF THE
SECRETARY OF STATE

SCOTT W. ANDERSON
Deputy Secretary
for Commercial Recordings

Certified Copy

July 3, 2008

Job Number: C20080703-1013
Reference Number:
Expedite:
Through Date:

The undersigned filing officer hereby certifies that the attached copies are true and exact copies of all requested statements and related subsequent documentation filed with the Secretary of State's Office, Commercial Recordings Division listed on the attached report.

Document Number(s)	Description	Number of Pages
20080447832-08	Articles of Incorporation	1 Pages/1 Copies

Respectfully,

ROSS MILLER
Secretary of State

By

Certification Clerk

Commercial Recording Division
202 N. Carson Street
Carson City, Nevada 89701-4069
Telephone (775) 684-5708
Fax (775) 684-7138

ROSS MILLER S S

ROSS MILLER
Secretary of State

SCOTT W. ANDERSON
Deputy Secretary
for Commercial Recordings

OFFICE OF THE
SECRETARY OF STATE

Filing Acknowledgement

July 3, 2008

Job Number	Corporation Number	
C20080703-1013	E0422312008-7	
Filing Description	**Document Filing Number**	**Date/Time of Filing**
Articles of Incorporation	20080447832-08	July 3, 2008 10:53:45 AM

Corporation Name	Registered Agent
MULTIPLAYER ONLINE DRAGON, INC.	BUSINESS FILINGS INCORPORATED

The attached document(s) were filed with the Nevada Secretary of State, Commercial Recordings Division. The filing date and time have been affixed to each document, indicating the date and time of filing. A filing number is also affixed and can be used to reference this document in the future.

Respectfully,

ROSS MILLER
Secretary of State

Commercial Recording Division
202 N. Carson Street
Carson City, Nevada 89701-4069
Telephone (775) 684-5708
Fax (775) 684-7138